UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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AmNet Mortgage, Inc.
(Name of Registrant as Specified In Its Charter)

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TO ALL AMERICAN MORTGAGE NETWORK EMPLOYEES:

I want to share with you some important and exciting news about AmNet.  Today, we signed an agreement to become part of Wachovia Corporation, the nation’s 4th largest bank holding company.  This strategic decision was made by our Board of Directors to maximize stockholder value. As the co-founder and CEO of AmNet, as well as a stockholder, I strongly support this decision not only because it benefits all our stockholders but also because it gives us the opportunity to align with a parent that has the substantial strength and resources to achieve our vision of becoming a top 10 wholesale lender.

As part of Wachovia, AmNet will be strategically aligned with the Fixed Income Division of Wachovia Securities, Wachovia’s Corporate and Investment Banking unit, making us a part of a very sophisticated, global distribution system that has a strong need for robust loan production.  Our existing, origination strategies and market positioning will be significantly enhanced by Wachovia’s access to the global capital markets.

At closing we anticipate minimal changes to the AmNet wholesale model:

•                  As a subsidiary of Wachovia, we will retain the American Mortgage Network name;

•                  We will retain our corporate headquarters in San Diego; and

•                  I will remain as CEO of the company.

This is not a consolidation with another mortgage banking company—quite the opposite.  It sends a strong message that, with the support available from a company of Wachovia’s size and commitment to our industry, the AmNet team can continue to build value and market share.  Our focus is, and will remain, on providing the wide range of products and excellent service that our customers expect from us.

Being a part of Wachovia has many advantages for us which include:

•                  Lower cost of funds, which enhances profitability;

•                  Multi-million dollar technology that will make it easier for our customers to do business with us;

•                  Resources to support potential expansion;

•                  Ability to securitize our loans, providing increased revenue opportunities we do not have today;

•                  Enhanced stability during market cycles;

•                  Stature and brand recognition of a financial services leader; and

•                  Capital stability that will result from being part of the nation’s 4th largest bank.

Wachovia Bank, N.A. operates a wholesale and correspondent mortgage business which is part of Wachovia Mortgage Corporation.  This business will be a sister company to AmNet and our sales forces will be entirely separate.  AmNet will become the primary production source for the Fixed Income Division, which invests in and sells residential mortgages but does not originate them.  As the Fixed Income Division has direct access to Wall Street, similar to AmNet’s model, we will continue to specialize in a variety of residential mortgage products.

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I realize that this announcement will raise many questions for our employees.  Over the next few days, members of our senior management team will be meeting with all employees and making branch visits to talk with you personally.  Senior members of Wachovia’s team will accompany us to get to know you better and share more about their organization.

Over the next 60-90 days, we will be working with Wachovia to design our plans to implement this transaction as smoothly as possible. We will keep you informed of our progress within the confines of legal/regulatory requirements.  We expect the transaction will close during the fourth quarter of 2005.  During this transition we will need to work extra hard to keep focused on our customers and our goals.

Attached to this memo is the public announcement as well as initial questions and answers regarding the proposed merger.  We have also set up a confidential hotline and e-mail address to give you the ability to ask questions which we will do our best to answer promptly within the legal/regulatory confines mentioned above.

Merger line:  858-909-1555                    E-mail: Communications@AmNetmortgage.com

The senior management team is very excited about the opportunity to become part of Wachovia. Their national strength and expertise, combined with our reputation for innovation and excellence, will create one of the nation’s most competitive wholesale lenders upon completion of the proposed transaction. This merger is about maximizing value for our stockholders, while at the same time, continuing to grow what AmNet has so proudly built.  As a matter of fact, it is our success in building the business so quickly that made us an attractive partner to Wachovia.

Thank you for your continued efforts on AmNet’s behalf.  We are an incredible team and I am very proud to lead you into the next chapter of our history.

John Robbins

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Forward-Looking Statements

This communication includes “forward-looking statements.” The forward-looking statements contained herein include statements about the consummation of the proposed acquisition of AmNet Mortgage by Wachovia and the benefits of the proposed acquisition.  These statements are subject to inherent risks with regard to the satisfaction of the conditions to the closing of the acquisition and the timing of the closing if it occurs.  Additional information relating to the uncertainty affecting AmNet Mortgage’s business is contained in AmNet Mortgage’s filings with the Securities and Exchange Commission.  Any forward-looking statement speaks only as of the date on which such statement was made, and AmNet Mortgage and Wachovia do not undertake any obligation to (and expressly disclaims any such obligation to) update any forward-looking statement to reflect events or circumstances after the date on which such statement was made, or to reflect the occurrence of unanticipated events.

Caution Required by Certain Securities and Exchange Commission Rules

In connection with the proposed merger, AmNet Mortgage will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and security holders can obtain a free copy of the proxy statement (when available) and other documents filed by AmNet Mortgage with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at http://www.sec.gov.  Free copies of the proxy statement (when available) and other documents filed by AmNet Mortgage with the Securities and Exchange Commission may also be obtained from AmNet Mortgage by directing a request to Investor Relations, AmNet Mortgage 10421 Wateridge Circle, Suite 250 San Diego, CA, 92121 (email address: IR@amnetmortgageinc.com).

AmNet Mortgage and its directors and its executive officers may be deemed, under Securities and Exchange Commission rules, to be soliciting proxies from AmNet Mortgage’s stockholders in favor of the proposed merger.  Information regarding the identity of these persons is set forth in a Schedule 14A filed by AmNet Mortgage with the Securities and Exchange Commission on July 6, 2005 relating to AmNet Mortgage’s 2005 annual meeting of stockholders and a Form 10-K/A filed by AmNet Mortgage with the Securities and Exchange Commission on July 6, 2004, both of which are available free of charge from the Securities and Exchange Commission or from AmNet Mortgage as indicated above.  Information regarding the interests of these persons in the solicitation will be more specifically set forth in the proxy statement concerning the proposed merger that will be filed by AmNet Mortgage with the Securities and Exchange Commission, which will be available free of charge from the Securities and Exchange Commission or from AmNet Mortgage as indicated above.

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Wachovia Media Contacts :
Christy Phillips 704.383.8178
Mary Eshet 704.383.7777

Wachovia Investor Contacts :
Jeff Richardson 704.383.8250
Elise Wilkinson 704.374.4393
Ellen Taylor 704.383.1381

AmNet Media Contacts :
Kasey Emmel 858.909.1335
Corinne Forti 805.498.0113

AmNet Investor Contacts:
Judith Berry 858.909.1230
Clay Strittmatter 858.909.1340

Press Release September 13, 2005

WACHOVIA TO ACQUIRE AMNET MORTGAGE IN $83 MILLION
ALL-CASH MERGER AT $10.30 PER SHARE

CHARLOTTE, N.C. and SAN DIEGO — Wachovia Corp. (NYSE:WB) and AmNet Mortgage, Inc. (NASDAQ:AMNT) today jointly announced that the companies have signed a definitive agreement under which Wachovia will acquire AmNet Mortgage, the parent company of American Mortgage Network (AmNet), a nationwide residential mortgage banker, for a purchase price of $10.30 per share in cash.  The approximate total value of the transaction (on a fully diluted basis) is $83 million.

AmNet Mortgage’s Board of Directors, with the unanimous recommendation of a special committee comprised of independent directors, has approved the proposed merger and has agreed to recommend that the company’s stockholders vote to approve it.

John M. Robbins, AmNet Mortgage’s Co-founder, Chairman and Chief Executive Officer, stated, “This merger gives our stockholders the ability to maximize the value of our mortgage banking business which has been created over the last four years. Our employees and our customers will also benefit from this alignment with a major financial institution.  AmNet Mortgage is delighted to become part of the Wachovia family and continue its tradition of excellence.”

AmNet has a nationwide branch network that serves over 7,000 mortgage brokers and specializes in a variety of residential mortgage products. In 2004, AmNet funded $9 billion in residential mortgage loans and is expected to fund $12-13 billion in 2005.  Mr. Robbins and other senior executives of AmNet have agreed to remain with the Company.

AmNet, which will remain headquartered in San Diego, will operate as a wholly owned subsidiary of Wachovia Bank, N.A. following the merger, which is expected to close in the fourth quarter of 2005.

“We are excited about the AmNet Mortgage acquisition, and the strategic alignment of our residential mortgage and securities businesses,” said Curtis Arledge, Managing Director and head of the Fixed Income Division in Wachovia Securities, Wachovia’s Corporate and Investment Banking unit.  “The expansion of our residential mortgage business reflects an important enhancement to our market-leading structured products capabilities.”

Wachovia also will continue to originate residential mortgages and home equity lines of credit through Wachovia Mortgage Corp., which offers a full array of first mortgage and home equity products and services for home purchase and refinance. The company serves low-to-moderate, middle market, and wealth customers with mortgage services nationwide.

The proposed merger is subject to customary conditions, including compliance with the pre-merger notification requirements of the Hart-Scott-Rodino Act and approval by AmNet Mortgage stockholders.

David Nierenberg, a member of AmNet Mortgage’s Board of Directors, has signed an agreement, both with respect to his personal shares and the shares of several investment funds of which his management company is the general partner, to vote those shares in support of the Wachovia merger agreement. The shares subject to this agreement aggregate approximately 19 % of the outstanding AmNet Mortgage shares.

Deloitte & Touche Corporate Finance LLC has acted as the AmNet Mortgage special committee’s financial adviser in connection with the proposed merger. Houlihan Lokey Howard & Zukin Financial Advisers, Inc has rendered to AmNet Mortgage’s special committee and the board an opinion as to the fairness of the per share merger price to AmNet Mortgage’s stockholders from a financial point of view.

About AmNet Mortgage

Headquartered in San Diego, AmNet Mortgage is the parent company of American Mortgage Network (AmNet).  AmNet originates loans for the national mortgage broker community through its network of branches and business-to-business over the Internet.

AmNet has loan production offices in Arizona, California, Colorado, Connecticut, Florida, Georgia, Illinois, Kansas, Minnesota, Nevada, New Hampshire, New Jersey, New York, North Carolina, Ohio, Oregon, Rhode Island, Utah, Virginia and Washington.  AmNet has a total of $1.9 billion in warehouse borrowing capacity and is approved to do business in 50 states and the District of Columbia either by license or exemption. For more information, please visit www.amnetmortgageinc.com.

About Wachovia

Wachovia (NYSE: WB) is one of the largest providers of financial services to retail, brokerage and corporate customers, with retail operations from Connecticut to Florida and west to Texas, and retail brokerage operations nationwide.  Wachovia had assets of $511.8 billion, market capitalization of $78.2 billion and stockholders’ equity of $47.9 billion at June 30, 2005. Its four core businesses, the General Bank, Capital Management, Wealth Management, and the Corporate and Investment Bank, serve 13 million household and business relationships primarily through 3,126 offices in 15 states and Washington, D.C.  Its full-service retail brokerage firm, Wachovia, LLC, also serves clients through 699 offices in 49 states and five Latin American countries.  Its Corporate and Investment Bank serves clients primarily in 10 key industry sectors nationwide.  Global services are offered through 33 international offices. Online banking and brokerage products and services also are available through www.Wachovia.com.

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Forward-Looking Statements

This press release includes “forward-looking statements.” The forward-looking statements contained herein include statements about the consummation of the proposed acquisition of AmNet Mortgage by Wachovia and the benefits of the proposed acquisition.  These statements are subject to inherent risks with regard to the satisfaction of the conditions to the closing of the acquisition and the timing of the closing if it occurs.  Additional information relating to the uncertainty affecting AmNet Mortgage’s business is contained in AmNet Mortgage’s filings with the Securities and Exchange Commission.  Any forward-looking statement speaks only as of the date on which such statement was made, and AmNet Mortgage and Wachovia do not undertake any obligation to (and expressly disclaims any such obligation to) update any forward-looking statement to reflect events or circumstances after the date on which such statement was made, or to reflect the occurrence of unanticipated events.

Caution Required by Certain Securities and Exchange Commission Rules

In connection with the proposed merger, AmNet Mortgage will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and security holders can obtain a free copy of the proxy statement (when available) and other documents filed by AmNet Mortgage with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at http://www.sec.gov.  Free copies of the proxy statement (when available) and other documents filed by AmNet Mortgage with the Securities and Exchange Commission may also be obtained from AmNet Mortgage by directing a request to Investor Relations, AmNet Mortgage 10421 Wateridge Circle, Suite 250 San Diego, CA, 92121. (email address: IR@amnetmortgageinc.com).

AmNet Mortgage and its directors and its executive officers may be deemed, under Securities and Exchange Commission rules, to be soliciting proxies from AmNet Mortgage’s stockholders in favor of the proposed merger.  Information regarding the identity of these persons is set forth in a Schedule 14A filed by AmNet Mortgage with the Securities and Exchange Commission on July 6, 2005 relating to AmNet Mortgage’s 2005 annual meeting of stockholders and a Form 10-K/A filed by AmNet Mortgage with the Securities and Exchange Commission on July 6, 2004, both of which are available free of charge from the Securities and Exchange Commission or from AmNet Mortgage as indicated above.  Information regarding the interests of these persons in the solicitation will be more specifically set forth in the proxy statement concerning the proposed merger that will be filed by AmNet Mortgage with the Securities and Exchange Commission, which will be available free of charge from the Securities and Exchange Commission or from AmNet Mortgage as indicated above.

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EMPLOYEE FAQ REGARDING THE PROPOSED MERGER OF AMNET MORTGAGE WITH WACHOVIA

As listed in the FAQs (Frequently Asked Questions) below, in collaboration with Wachovia we have tried to anticipate the questions you are most likely to have about the proposed merger of AmNet Mortgage, Inc. with Wachovia Bank, N.A.  AmNet Mortgage, Inc. remains a public company subject to regulations that limit the amount and nature of the information that can be shared with you at this time.

Many of the details about the transaction will continue to be developed over the coming weeks and months. Other questions cannot be answered at this writing. These will be addressed when we file our detailed disclosure document with the SEC within a few weeks in connection with the special stockholder meeting to vote on this transaction. We are aware of your keen interest, but please know that a certain amount of additional information will necessarily remain confidential and proprietary. We have tried to give you as much current information as possible. Wachovia recognizes that our employees are essential to our continued success.

We are diligently working to complete this transaction as soon as possible. Your dedication and commitment during this process is greatly appreciated. Thank you.

John M. Robbins	Judy Berry	Lisa Faulk	Jay Fuller
Chairman of the Board/	Executive Vice President/	Executive Vice	Executive Vice
Chief Executive Officer	Chief Financial Officer	President, Chief	President, Production
Administrative Officer

QUESTIONS REGARDING THE SALE OF THE COMPANY

Q:                                   Why is AmNet being sold?

A:                                   A Special Committee of AmNet’s Board of Directors approved this transaction and will be recommending it to our stockholders.  This merger gives our stockholders the opportunity to maximize the value of their investment in the mortgage banking business which we have together created over the past four years. The senior management of the company enthusiastically supports the decision not only because of its benefit to all our stockholders but also because it gives AmNet the opportunity to solidify our entry into a top 10 wholesale lending position. The top mortgage companies are part of stronger, larger financial institutions with access to state-of-the-art technology, cost of funding advantages, portfolio products, and vast capabilities and resources. AmNet will now have many of these same advantages.

Q:                                   Who decided to initiate merger discussions with Wachovia?

A:                                   Within the next few weeks, we will be filing a proxy statement with the SEC containing detailed information about many aspects of the proposed merger, including the background to the decision to approve the merger.  We ask all employees to wait for that filing.

Q:                                   What are the benefits of the transaction for AmNet?

A:                                   From a stockholder perspective, this transaction is about maximizing the value of their investment in the Company. From the perspective of all of us who have been involved in building AmNet, this transaction is about becoming stronger through a partnership with another company.  Benefits include:

•                  Lower cost of funds, which enhances profitability;

•                  Multi-million dollar technology that will make it easier for our customers to do business with us;

•                  Resources to support potential expansion;

•                  Ability to securitize our loans, providing increased revenue opportunities we do not have today;

•                  Enhanced stability during market cycles;

•                  Stature and brand recognition of a financial services leader; and

•                  Capital stability that will result from being part of the nation’s 4th largest bank.

Q:                                   Why does Wachovia want to buy AmNet?

A:                                   Wachovia has a strong appetite for loan production to supply their global securities distribution system and has identified AmNet as a way to help them do this quickly and efficiently.  They are buying AmNet for our knowledge, our people, and our origination capabilities.

Q:                                   Why is AmNet agreeing to become part of a larger company now?

A:                                   We have always explained that, because we are a public company, our Board of Directors has the responsibility to continually monitor opportunities to maximize value for stockholders. They have decided that this transaction accomplishes that goal.

Q:                                   Will AmNet remain a publicly traded company?

A:                                   No. As of the closing of the proposed merger, AmNet will become a subsidiary of Wachovia Bank, N.A. which is a subsidiary of Wachovia Corporation.  Wachovia Corporation is a publicly traded company (NYSE:WB).

                                                Q:                                   Did AmNet have profitability issues that caused the sale?

A:                                   No. Many companies occasionally report a loss, like we did for the second fiscal quarter, which does not reflect long-term potential. Fundamentally, the company is sound, has a significant cash position, and we believe that our attractiveness to Wachovia reflects that.

Q:                                   Does senior management support this transaction?

A:                                   Senior management enthusiastically supports the merger as the best long-term opportunity for stockholders, customers and employees.

Q:                                   Will our headquarters stay in San Diego?

A:                                   Yes, AmNet headquarters will stay in San Diego.

Q:                                   Will we change our name?

A:                                   As a subsidiary of Wachovia Bank, N.A. we will continue to operate as American Mortgage Network (AmNet).

Q:                                   What will be the impact to senior management and employees?

A:                                   John Robbins and our core management team will remain in place at our San Diego corporate office.  Since Wachovia’s plan for AmNet is to continue operating as a separate group within Fixed Income, there are some functions where duplication of work is not an issue.  There are others where the merger will result in overlap.  Wachovia and AmNet are committed to making and communicating any decisions about employee impact as promptly as possible.

Q:                                   Should we start to use ‘subsidiary of’ or answer the phone differently now?

A:                                   No. Until closing, we remain an independent public company. As we head towards closing, guidance will be communicated on the use of the Wachovia name.

Q:                                   When do you think the transaction will be completed?

A:                                   The transaction is anticipated to close during the fourth quarter of 2005.  AmNet will continue to operate as an independent company until that time.

Q:                                   What happens to AmNet if the merger does not close?

A:                                   We expect the proposed merger to close, but if it does not, AmNet will continue on its present course subject to the strategic direction of the current Board.

Q:                                   What is the price per share paid by Wachovia?

A:                                   Our stockholders will receive $10.30 cash per share in the merger.

Q:                                   How will employee stock options be treated?

A:                                   Basically, in the merger:

•                  All unvested options will vest, and

•                  All options with an exercise price of less than $10.30 will be cashed out for the “spread” between $10.30 and the exercise price.

More information will be sent to option holders near the closing date.

Q:                                   What happens to AmNet’s stock in the merger?

A:                                   All stockholders will be entitled to receive the cash price for their shares shortly after the proposed merger.  After the closing, we will send out instructions as to how stockholders can surrender their stock certificates and receive their merger proceeds.  No action is required until then.

Q:                                  What are the principal conditions to closing the merger?

A:                                   The merger closing is subject to customary conditions, including AmNet stockholder approval and required antitrust clearance.

Q:                                   Does today’s announcement affect how we should carry out our jobs?

A:                                   All employees should continue to do their ongoing jobs and promote the best interests of AmNet with their usual dedication.

Q:                                   Is it Wachovia’s intention to merge AmNet into their Mortgage Company like Washington Mutual did with their acquisitions?

A:                                   No. As a part of Wachovia’s Fixed Income Division, AmNet will operate separately.

Q:                                   How will the merger affect our business plan?

A:                                   Given the significant benefits Wachovia brings to the table it should enhance our ability to become a top 10 wholesale lender.

QUESTIONS REGARDING WACHOVIA

Q:                                   What is Wachovia’s primary business?

A:                                   Wachovia Corporation (NYSE: WB) is the nation’s fourth largest bank holding company with a dominant retail banking presence on the East Coast.

Q:                                   Does Wachovia have a Mortgage Company?

A:                                   Wachovia is a large and reputable mortgage originator, funding the majority of their business through retail bank offices, mainly in the East.  They have an existing wholesale and correspondent operation which will continue to be part of the bank.  AmNet will be strategically aligned with a separate group within the Fixed Income Division, which does not originate residential mortgages.

Q.                                    What is the Fixed Income Division of Wachovia?

A:                                   The Fixed Income Division, headquartered in Charlotte, NC, provides a full range of fixed-income origination, sales and trading services, including high-grade and high-yield bond underwriting and other credit products, structured products including real estate capital markets and securitizations; interest rate derivatives; and foreign exchange and currency risk management

Q:                                   What is the Fixed Income Division’s involvement in mortgage lending?

A:                                   Wachovia’s Fixed Income Division has a Residential Mortgage and Consumer Group which performs capital markets activities such as structuring, underwriting and selling residential mortgage-backed securities.  They do not originate residential mortgage loans.  AmNet will become the primary production source for the Fixed Income Division.

Q:                                   What is their vision and strategy for AmNet?

A:                                   The Fixed Income Division has a strong appetite for high loan volumes in many different types of products.  Wachovia is committed to positioning AmNet to keep increasing its origination volume and becoming a highly competitive and profitable participant in the mortgage banking sector.

Q:                                   Do AmNet and Wachovia have similar cultures?

A:                                   As the Wachovia website states, their Vision and Values are: Integrity; Respect and Value the Individual; Teamwork; Service; Personal Excellence and Accountability; and Winning.  These are very compatible with AmNet’s guiding principles and beliefs.

Q:                                   What can you tell us about Wachovia’s benefits?

A:                                   As a large financial institution, Wachovia offers a comprehensive benefits package.  AmNet employees will receive a separate communication in the near future.  AmNet’s benefits will continue until the date selected by Wachovia for transfer of employees to the Wachovia benefits system, which is currently anticipated to be in mid-year 2006.

QUESTIONS REGARDING BRANCHES AND LOAN PRODUCTION

Q:                                   Is there a chance we will close branches?

A:                                   Wachovia plans to keep our branch system.  As always, we closely manage the performance and contribution of each office and will continue to do this going forward.

Q:                                   How will the pending sale affect our customers?

A:                                   Nothing is changing for our customers.  We should continue to deliver the excellent service and professionalism we are known for.  The main message to our customers is simple and direct:

•                  There is no change in the core principles of our operating business;

•                  We remain committed to achieving the highest level of customer satisfaction at competitive prices;

•                  Our merger partner is committed to the business; and

•                  Our employees are dedicated to customer service.

Q:                                   Will we keep all of our existing products?

A:                                   Wachovia has made it clear that one of the attractions of AmNet is our broad product line and the talent of our sales force to produce significant volumes.

QUESTIONS REGARDING COMMUNICATIONS

Q:                                   What do I tell my customers and business partners?

A:                                   Customers and key partners will be sent letters from the management team. Any questions about the status of the transaction should be referred to your manager.  You are certainly encouraged to convey that our commitment to them remains unchanged.

Q:                                   What do I tell any reporters who may contact me?

A:                                   There may be questions from local and trade reporters on what is happening. Please note that all press inquiries should be directed to the names below.  Following our general policies, employees should not answer any questions from reporters.

Corinne Forti	Kasey Emmel
Forti Communications Inc.	AmNet VP, Communications
805-498-0113 (office)	858-909-1335 (office)
805-368-8665 (cell)	760-533-1676 (cell)

Q:                                   What are the next steps?

A:                                   A corporate project team will work closely with Wachovia to identify all areas that need to be coordinated.  We will send you regular communications regarding our progress.

Q:                                   What if I have questions or concerns that are not in this document?

A:                                   Your manager will have a direct line to all necessary departments to get answers to your questions.  Additionally, we have set up a hotline and email address that you can access confidentially regarding the proposed merger.  As always, please use EthicsPoint if your concern or question is appropriate for that program.

Communications@AmNetmortgage.com                                                                          858-909-1555

Forward-Looking Statements

This communication includes “forward-looking statements.” The forward-looking statements contained herein include statements about the consummation of the proposed acquisition of AmNet Mortgage by Wachovia and the benefits of the proposed acquisition.  These statements are subject to inherent risks with regard to the satisfaction of the conditions to the closing of the acquisition and the timing of the closing if it occurs.  Additional information relating to the uncertainty affecting AmNet Mortgage’s business is contained in AmNet Mortgage’s filings with the Securities and Exchange Commission.  Any forward-looking statement speaks only as of the date on which such statement was made, and AmNet Mortgage and Wachovia do not undertake any obligation to (and expressly disclaims any such obligation to) update any forward-looking statement to reflect events or circumstances after the date on which such statement was made, or to reflect the occurrence of unanticipated events.

Caution Required by Certain Securities and Exchange Commission Rules

In connection with the proposed merger, AmNet Mortgage will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and security holders can obtain a free copy of the proxy statement (when available) and other documents filed by AmNet Mortgage with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at http://www.sec.gov.  Free copies of the proxy statement (when available) and other documents filed by AmNet Mortgage with the Securities and Exchange Commission may also be obtained from AmNet Mortgage by directing a request to Investor Relations, AmNet Mortgage 10421 Wateridge Circle, Suite 250 San Diego, CA, 92121(email address: IR@amnetmortgageinc.com).

AmNet Mortgage and its directors and its executive officers may be deemed, under Securities and Exchange Commission rules, to be soliciting proxies from AmNet Mortgage’s stockholders in favor of the proposed merger.  Information regarding the identity of these persons is set forth in a Schedule 14A filed by AmNet Mortgage with the Securities and Exchange Commission on July 6, 2005 relating to AmNet Mortgage’s 2005 annual meeting of stockholders and a Form 10-K/A filed by AmNet Mortgage with the Securities and Exchange Commission on July 6, 2004, both of which are available free of charge from the Securities and Exchange Commission or from AmNet Mortgage as indicated above.  Information regarding the interests of these persons in the solicitation will be more specifically set forth in the proxy statement concerning the proposed merger that will be filed by AmNet Mortgage with the Securities and Exchange Commission, which will be available free of charge from the Securities and Exchange Commission or from AmNet Mortgage as indicated above.